SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Private Business, Inc.

(Name of Registrant as Specified In Its charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard
Brentwood, Tennessee 37027

Dear Shareholder:

          You are cordially invited to attend the 2005 annual meeting of shareholders of Private Business, Inc. (the “Company”), to be held at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee, on May 4, 2005, at 8:00 a.m. (Central Daylight Time).

          The attached notice of annual meeting and proxy statement describe the formal business to be transacted at the meeting. Following the formal business portion of the annual meeting, there will be a report on the operations of the Company and shareholders will be given the opportunity to ask questions. At your earliest convenience, please complete, sign, date and mail the accompanying proxy card in the enclosed postage pre-paid envelope. We hope you will be able to attend the annual meeting.

          Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the enclosed proxy card promptly. If you attend the annual meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the annual meeting, you may still revoke such proxy at any time prior to the annual meeting by providing written notice of such revocation to Senior Vice President, Secretary and General Counsel of the Company. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

Sincerely,

Henry M. Baroco Chief Executive Officer

Brentwood, Tennessee
April 1, 2005

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard
Brentwood, Tennessee 37027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Private Business, Inc.:

          The annual meeting of shareholders of Private Business, Inc., a Tennessee corporation (the “Company”), will be held at our corporate offices, 9020 Overlook Boulevard, Suite 300 Brentwood, Tennessee 37027 at 8:00 a.m. Central Daylight Time, on Wednesday, May 4, 2005 for the following purposes:

          (1) To elect two (2) Class 3 directors, to hold office for a three (3) year term and until their successors have been duly elected and qualified; and

          (2) To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

          The proxy statement and form of proxy accompanying this notice are being mailed to shareholders on or about April 1, 2005. Only shareholders of record at the close of business on March 15, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

          Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

          We hope very much that you will be able to be with us. The Company’s Board of Directors urges all shareholders of record to exercise their right to vote at the annual meeting of shareholders personally or by proxy. Accordingly, we are sending you the accompanying proxy statement and the enclosed proxy card.

          Your representation at the annual meeting of shareholders is important. To ensure your representation, whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card. Should you desire to revoke your proxy, you may do so at any time before it is voted in the manner provided in the accompanying proxy statement.

By Order of the Board of Directors

Henry M. Baroco
Chief Executive Officer

Brentwood, Tennessee
April 1, 2005

TABLE OF CONTENTS

PROXY STATEMENT	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL 1	6
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	16
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
AUDIT COMMITTEE REPORT	19
COMPANY PERFORMANCE	20
INDEPENDENT AUDITORS	21
FEES TO ERNST & YOUNG LLP	21
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
MISCELLANEOUS	23

Appendix A: Audit Committee Charter

PRIVATE BUSINESS, INC.
9020 Overlook Blvd.
Brentwood, Tennessee 37027

PROXY STATEMENT

          The Board of Directors is soliciting proxies for this year’s annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the meeting. Please read it carefully.

          The Board has set March 15, 2005 as the record date for the meeting. Shareholders who owned Private Business, Inc. common stock on that date are entitled to receive notice of and vote at the meeting, with each share entitled to one vote. Cumulative voting is not permitted. On the record date there were 14,650,927 shares of Private Business common stock, 20,000 shares of Series A Non-convertible Preferred Stock, and 40,031 shares of Series B Convertible Preferred Stock outstanding. Holders of the Company’s common stock and Series B Convertible Preferred Stock are entitled to one vote per share owned of record, and holders of the Series A Non-convertible Preferred Stock are currently entitled to 800 votes per share owned of record.

          This proxy statement and enclosed proxy were initially mailed or delivered to shareholders on or about April 1, 2005. The Company’s Annual Report, which includes the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2004, is being concurrently mailed or delivered with this proxy statement to shareholders entitled to vote at the annual meeting. The Annual Report is not to be regarded as proxy soliciting material.

          Why am I receiving this proxy statement and proxy form?

          You are receiving this proxy statement and proxy form because you own shares of Private Business common stock. This proxy statement describes issues on which you are entitled to vote.

          When you sign the proxy form you appoint Henry Baroco, the Company’s Chief Executive Officer, as your representative at the meeting. Mr. Baroco will vote your shares at the meeting as you have instructed on the proxy form. This way, your shares will be voted even if you cannot attend the meeting.

          If your shares are not voted in person, they cannot be voted on your behalf unless you provide our corporate secretary with a signed proxy authorizing another person to vote on your behalf. Even if you expect to attend the meeting in person, in order to ensure that your shares are represented, please complete, sign and date the enclosed proxy form and return it promptly.

          Who is soliciting my proxy and who is paying the cost of the solicitation?

          The Company’s Board of Directors is sending you this proxy statement in connection with its solicitation of proxies for use at the 2005 annual meeting. Certain of our directors, officers and employees may solicit proxies by mail, telephone, facsimile or in person. The Company will pay for the costs of solicitation. We do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of Private Business common stock.

          What am I voting on?

          At the annual meeting you will be asked to vote on the election of “Class 3 Directors” to serve three year terms on the Company’s Board of Directors.

          Who is entitled to vote?

          Only shareholders who owned Private Business, Inc. common stock, Series A Non-convertible Preferred Stock or Series B Convertible Preferred Stock as of the close of business on the record date, March 15, 2005, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or at any postponement or adjournment of the meeting.

          How do I vote?

          You may vote your shares either in person at the annual meeting or by proxy. To vote by proxy, you should complete, date, sign and mail the enclosed proxy in the prepaid envelope provided. If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy in person. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares if they did not receive one directly. Shares held in street name may also be eligible for internet or telephone voting by following instructions provided by your broker, bank or nominee.

          Can I change my vote after I return my proxy form?

          Yes.

          You may revoke your proxy and change your vote at any time before the proxy is exercised by filing with the corporate secretary either a written notice of revocation or another signed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and inform the corporate secretary that you wish to revoke or replace your proxy. Your attendance at the meeting will not by itself revoke a previously granted proxy. If you hold your shares in “street name” through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee. No notice of revocation or later-dated proxy will be effective unless received by the corporate secretary at or prior to the annual meeting.

          What is the Board’s recommendation and how will my shares be voted?

          The Board recommends a vote FOR the election of the nominated “Class 3 Directors” listed in this proxy statement. If properly signed and returned in time for the annual meeting, the enclosed proxy will be voted in accordance with the choices specified thereon. If you return a signed proxy, but do not specify a choice, Mr. Baroco, as the person named as the proxy holder on the proxy form, will vote as recommended by the Board of Directors. If any other matters are considered at the meeting, Mr. Baroco will vote as recommended by the Board of Directors. If the Board does not give a recommendation, Mr. Baroco will have discretion to vote as he thinks best. If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are pr nt for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters.

          Will my shares be voted if I do not sign and return my proxy form?

          If your shares are registered in your name and you do not return your proxy form or do not vote in person at the annual meeting, your shares will not be voted. If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares for the election of directors as they think best.

          How many votes are needed to hold the annual meeting?

          Counting the Company’s outstanding common stock, its Series A Non-convertible Preferred Stock (each share of which currently has 800 votes) and its Series B Convertible Preferred Stock, there are a total of 30,690,958 total votes outstanding, as of the record date. A majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the annual meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if: (a) a shareholder is present and votes in person at the meeting; (b) a shareholder has properly submitted a proxy form, even if the shareholder marks abstentions on the proxy form; or (c) a broker or nominee has properly submitted a proxy form, even if the broker does not vote because the beneficial owner of the shares has not given the broker or nominee specific voting instructions and the broker or nominee does not have voting discretion (a “broker non-vote”). A share, once represented for any purpose at the meeting, is deemed present for purposes of determining a quorum for the meeting (unless the meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the meeting.

          What vote is required to elect directors?

          The nominees for director who receive the highest number of FOR votes cast (either in person at the annual meeting or by proxy) will be elected. You may vote FOR all or some of the nominees or WITHHOLD AUTHORITY for all or some of the nominees. Withheld votes and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Any other matters that may be properly submitted to the shareholders will be approved by the affirmative vote of a majority of votes cast.

          Can I vote on other matters or submit a proposal to be considered at the meeting?

          The Company has not received timely notice of any shareholder proposals to be considered at the annual meeting, and shareholders may submit matters for a vote only in accordance with the Company’s bylaws. The Board of Directors does not presently know of any other matters to be brought before the annual meeting.

          For shareholders seeking to include proposals in the proxy materials for the 2006 annual meeting, the proposing shareholder or shareholders must comply with all applicable regulations, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the proposals must be received by the Secretary of the Company no later than December 5, 2005. Shareholders who intend to present a proposal at the 2006 annual meeting without inclusion of such proposal in the Company’s proxy materials are required to provide such proposals to the Secretary of the Company no later than February 12, 2006. Any such proposal should be directed to: Private Business, Inc., 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027, Attention: Corporate Secretary, c/o Michael Berman, Senior Vice President, Secretary and General Counsel.

          Are there any dissenters’ rights or appraisal rights with respect to any of proposals described in this proxy statement?

          There are no appraisal or similar rights of dissenters respecting the matters to be voted upon.

          How do I communicate with directors?

          The Board has established a process for shareholders to send communications to the Board or any of the directors. Shareholders may send communications to the Board or any of the directors c/o Michael Berman, Senior Vice President, Secretary and General Counsel, 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027. All communications will be compiled by Mr. Berman and submitted to the Board or the individual directors on a monthly basis.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          How much stock do the Company’s directors, executive officers, and principle shareholders own?

          Private Business is authorized to issue 100 million shares of common stock and 20,000,000 shares of preferred stock. As of March 15, 2005, there were 14,650,927 shares of common stock, 20,000 shares of Series A Non-convertible Preferred Stock and 40,031 shares of Series B Convertible Preferred Stock issued and outstanding. The 20,000 shares of Series A Non-convertible Preferred Stock were issued by the Company to Lightyear PBI Holdings, LLC, an affiliate of the Lightyear Fund, L.P. (“Lightyear”) on January 20, 2004 for a total of $20,000,000 in cash. In connection with Lightyear’s purchase of the Series A Non-convertible Preferred Stock, the Company also issued Lightyear a warrant entitling Lightyear to purchase up to 16,000,000 shares of the Company’s common stock at a price of $1.25 per share. The Company also entered into a Securityholder agreement with Lightyear that grants Lightyear the right to select four (4) out of seven (7) nominees for election to the Board of Directors of the Company. The issuance of the Series A Non-convertible Preferred Stock and the warrant, as well as the director representation rights contained in the Securityholders Agreement, resulted in Lightyear obtaining control of the Company. Each share of Series A Non-convertible Preferred Stock is currently entitled to 800 votes per share. As a result, Lightyear currently has voting rights equivalent to 16,000,000 shares of common stock, which represents approximately 52.2% of the outstanding voting stock calculated based on outstanding shares of common stock as of March 15, 2005. The voting rights of the Series A Non-convertible Preferred Stock will be proportionately reduced as any portion of the warrant is exercised such that, upon full exercise of the warrant, the Series A Non-convertible Preferred Stock will have no rights to any dividend and no voting rights. Lightyear is a $750 million private equity fund and an affiliate of Lightyear Capital, LLC, a private equity firm with over $2.0 billion of assets under management.

          The following table shows, as of March 15, 2005, the amount of Private Business common stock beneficially owned (unless otherwise indicated) by (a) each director and director nominee; (b) the Named Executive Officers (as defined in “Executive Compensation,” below); (c) all of the Company’s directors and Named Executive Officers as a group and (d) all shareholders known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Private Business common stock. Based on information furnished by the owners and except as otherwise noted, the Company believes that the beneficial owners of the shares listed below, have, or share with a spouse, voting and investment power with respect to the shares. The address for all of the persons listed below is 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027, except as listed in footnotes to the table below.

	Shares Beneficially Owned(1)
Name	Number	Percent
Lightyear Fund, L.P. (2)(3)	16,000,000	52.2
David M. Knott (2)(4)	1,398,563	9.5
Potomac Capital Management LLC (2)(5)	936,379	6.4
Gruber and McBaine Capital Management, LLC (2)(6)	855,016	5.8
Henry M. Baroco (7)	684,729	4.5
Peter S. Scully(8)	0	*
David W. Glenn (9)	0	*
David Y. Howe (10)	0	*
Thierry F. Ho (11)	0	*
Robert A. McCabe, Jr. (12)	5,000	*
David B. Ingram (13)	52,333	*
Glenn W. Sturm (14)	70,510	*
Arthur J. Kimicata (15)	5,000	*
Brian P. O’Neill (16)	67,350	*
Gerard M. Hayden, Jr.(17)	0	*
All directors and Named Executive Officers as a group (11 persons) (18)	884,922	5.8

* Less than 1%

(1)
The percentages shown are based on 14,650,927 shares of common stock outstanding on March 15, 2005. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), shares of common stock which a person has the right to acquire pursuant to the exercise of stock options and warrants held by such holder that are exercisable within sixty (60) days of such date are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
The address for the Lightyear Fund, L.P. is 51 West 52nd Street, 23rd Floor, New York, NY 10019. The address for David M. Knott is 485 Underhill Boulevard, Suite 205, Syosset, NY 11791. The address for Potomac Capital Management LLC is 153 E. 53rd Street, 26th Floor, New York, NY 10022. The address for Gruber and McBaine Capital Management, LLC is 50 Osgood Place, Penthouse, San Francisco, CA, 94133.

(3)
Pursuant to the warrants issued to Lightyear on January 20, 2004, Lightyear is entitled to purchase 16,000,000 shares of common stock of the Company. Subject to adjustment for stock splits, reorganizations or similar events, or adjustments relating to distributions to all of the holders of the Company’s common stock, the exercise price of the warrants is $1.25 per share.

(4)
As reported on a Schedule 13G filed with the SEC on February 11, 2005. Mr. Knott reports sole voting power over 1,303,400 shares, shared voting power over 95,163 shares and sole dispositive power over 1,398,563 shares.

(5)	As reported on a Schedule 13G filed with the SEC on March 12, 2004. Voting power and dispositive power are reported to be shared with Potomac Capital Management Inc. and Paul J. Solit.

(6)
As reported on a Schedule 13G filed with the SEC on February 14, 2005. Voting power and dispositive power are reported to be shared with Jon D. Gruber, J. Patterson McBaine, Eric B. Swergold, and J. Lynne Rose.

(7)	Includes options to purchase 582,826 shares of common stock.

(8)	Mr. Scully is the former President and CEO of RMSA, a division of the Company, effective November 23, 2004.

(9)	Mr. Glenn is a managing director of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Glenn disclaims beneficial ownership of the shares held by Lightyear.

(10)	Mr. Howe is a partner and managing director of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Howe disclaims beneficial ownership of the shares held by Lightyear.

(11)	Mr. Ho is a vice president of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Ho disclaims beneficial ownership of the shares held by Lightyear.

(12)	Mr. McCabe was appointed to the Company’s Board of Directors by Lightyear pursuant to the Securityholders Agreement. Mr. McCabe disclaims beneficial ownership of the shares held by Lightyear.

(13)	Includes 333 shares owned by Ingram Entertainment, Inc., an entity controlled by Mr. Ingram, and options to purchase 25,000 shares of common stock.

(14)	Includes options to purchase 6,010 shares of common stock.

(15)	Includes 5,000 shares owned jointly with his spouse.

(16)	Includes options to purchase 64,229 shares of common stock.

(17)	Mr. Hayden is the former Chief Financial Officer of the Company, effective January 12, 2005.

(18)	Includes options to purchase 678,065 shares of common stock.

PROPOSAL 1
ELECTION OF DIRECTORS

          How many directors are nominated?

          The Company’s charter provides that the number of directors to be elected by the shareholders shall be at least one and not more than 12, as established by the Board of Directors from time to time. The number of directors is currently set at seven. The Company is contractually bound pursuant to a Securityholders Agreement dated January 20, 2004, between the Company and Lightyear (the “Securityholders Agreement”) that grants Lightyear the right to select four (4) out of seven (7) nominees for election to the Board of Directors of the Company. Lightyear’s right to nominate directors under the Securityholders Agreement will be reduced to three (3) nominees if Lightyear owns less than 50% of the voting power of the Company so long as Lightyear owns at least 28.6% of the voting power of the Company; two (2) director nominees if Lightyear owns at least 14.3% of the voting power of the Company; and one (1) director nominee if Lightyear owns at least 10% of the voting power of the Company. The other three director nominees are nominated by the members of the Company’s Board of Directors that are not nominated by Lightyear. If the Company is required to add one or more directors to the Board in order to satisfy any requirement of the federal securities laws or the rules or requirements of any applicable exchange or quotation system, Lightyear’s right to nominate directors to the Board will increase by a number equal to the number of directors so added by the Company.

          The charter requires that the Company’s Board of Directors be divided into three classes which are as nearly equal in number as possible. The directors in each class will serve staggered three-year terms or until a successor is elected and qualified. Class 1 directors are currently serving until 2006, Class 2 directors will serve until 2007 and Class 3 directors, if reelected, will serve until 2008 (in each case the length of term being reducible to reflect the schedule of the annual meeting of shareholders). At each annual meeting of shareholders after the first annual meeting, the number of directors equal to the number of the class whose term expires at the time of such meeting will be elected to hold office for three years or until their successors are elected and qualified.

          What happens if a nominee refuses or is unable to stand for election?

          The Board may reduce the number of seats on the Board or designate a replacement nominee. If the Board designates a substitute, shares represented by proxy will be voted FOR the substitute nominee. The Board presently has no knowledge that any of the nominees will refuse, or be unable, to serve.

          Must director nominees attend our annual meeting?

          It is the Company’s policy that the directors who are up for election at the annual meeting attend the annual meeting. All directors up for election at the 2004 annual meeting of shareholders attended the 2004 annual meeting of shareholders.

          Who are the Board nominees?

          Information regarding each of the nominees is provided below, including name, age, principal occupation during the past five years, the year first elected as a director of Private Business and the expiration date of such director’s term. All of the nominees for directors are presently directors of the Company.

          The following directors have been nominated to continue in office for a new term or until the election and qualification of their respective successors in office:

Information About Class 3 Director Nominees - Current Term Ending 2005

Name of Nominee	Age	Director Since	Principal Occupation Last Five Years
Thierry F. Ho	47	2004	Mr. Ho has been a vice president of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P., since 2002. From 1998 until 2002, Mr. Ho served as the Vice President of Strategic eFinance at Paine Webber Inc.

David B. Ingram	42	2001	Mr. Ingram is currently the chairman and president of Ingram Entertainment Inc., a distributor of videos, DVDs and video games, a position he has held since April 1996. He joined Ingram Entertainment Inc. in July 1991, where he held a variety of positions before being named President in August 1994. Mr. Ingram is a former board member of Buy.com, Ingram Micro, and the Video Software Dealers Association.

Who are the Continuing Directors?

          The following directors will continue in office for the remainder of their respective terms or until the election and qualification of their respective successors in office:

Information about Class 1 Continuing Directors - Current Term Ending 2006

Name of Director	Age	Director Since	Principal Occupation Last Five Years

David Y. Howe	40	2004
Mr. Howe joined Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P., as a partner and managing director in 2003. Previously, Mr. Howe was a partner at Citigroup Venture Capital Equity Partners, L.P., which he joined in 1993. Mr. Howe is a member of the board of directors of Stratos International, Inc., an optical subsystems manufacturer.

Glenn W. Sturm	51	2001
Mr. Sturm was a director of Towne from 1996 until the Towne merger, at which time he became a director of the Company. Mr. Sturm has been a partner in the law firm of Nelson Mullins Riley & Scarborough, L.L.P. since 1992, and he presently serves as a member of its executive committee. Mr. Sturm served as chief executive officer of Netzee, Inc., a provider of a suite of Internet-based products and services to financial institutions from its inception in 1999 until October 2000. Mr. Sturm also served as a director of The InterCept Group, Inc., a provider of technology products and services to financial institutions from 1997 to 2004.

Robert A. McCabe, Jr.	54	2004
Since 2000, Mr. McCabe has served as chairman of the board of directors of Pinnacle Financial Partners, Inc., a bank headquartered in Nashville, Tennessee. Mr. McCabe served as the vice chairman for First American Corporation until its merger with AmSouth Bancorporation in 1999. In addition to his banking experience with First American, Mr. McCabe serves as a director of SSC Service Solutions of Knoxville, Tennessee, a provider of facility support services, and National Health Investors of Murfreesboro, Tennessee, a nursing home provider.

Information about Class 2 Continuing Directors - Current Term Ending 2007

Name of Director	Age	Director Since	Principal Occupation Last Five Years

David W. Glenn	37	2004
Mr. Glenn has been managing director since August 2004 and before that served as senior vice president of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P., beginning in 2001. Prior to joining Lightyear, Mr. Glenn served for two years as a vice president in the merchant banking group at Greenhill & Co., an investment bank specializing in mergers and acquisitions and corporate restructuring.

Henry M. Baroco	61	2003
Mr. Baroco became the Chief Executive Officer of Private Business, Inc. in 2003 after serving as Chief Operating Officer and President beginning in 2001, when the Company merged with Towne Services where he served as President and Chief Operating Officer. Prior to joining Towne, Mr. Baroco was Senior Vice President and General Manager of the vendor finance division of CIT Industrial Finance, and had also served as Senior Vice President of Sales and Marketing for Norwest Equipment Finance. Mr. Baroco also has more than 19 years of experience with GE Capital, where he last served as National Sales Manager of its Vendor Finance business.

          Is the Board independent?

          Six of the Company’s current seven directors, i.e., all of the non-management directors, are independent as defined under the National Association of Securities Dealers, Inc. (“NASD”) Rule 4200(a)(15). The Company’s non-management directors meet in executive sessions, without management present, on a regular basis.

          What committees has the Board established?

          The Board of Directors has established an audit committee and a compensation committee.

          Audit Committee. The Company has a separately-designated standing audit committee that is established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The audit committee supervises matters relating to the audit function, reviews the Company’s quarterly reports, and reviews and approves the annual report of the Company’s independent auditors. The audit committee also has oversight with respect to the Company’s financial reporting, including the annual and other reports to the SEC and the annual report to the shareholders. The current members of the audit committee are: Mr. McCabe (Chairman), Mr. Ingram, and Mr. Sturm. The Board of Directors, in its business judgment, has determined that each of the audit committee members is an independent director both under the NASD general independence rule (Rule 4200(a)(15)) and under NASD Rule 4350(d)(2)(A) regarding heightened independence standards for audit committee members. The Board has determined that Mr. Ingram and Mr. McCabe qualify as “audit committee financial experts” as described in NASD Rule 4350(d)(2)(A). There were four meetings of the audit committee during 2004. The audit committee has adopted a written amended and restated charter, a copy of which is attached as Appendix A to this proxy statement.

          Compensation Committee. The compensation committee is responsible for (1) establishing compensation programs for the chief executive officer, executive vice presidents and senior vice presidents of the Company that are designed to attract, motivate and retain key senior officers responsible for the success of the Company as a whole; (2) administering and maintaining such programs in a manner that will benefit the long-term interests of the Company and its shareholders; (3) determining the salary, bonus, stock option and other compensation of the Company’s employees and executive officers; and (4) setting goals and standards for hiring, compensating and retaining employees. The compensation committee serves pursuant to a charter adopted by the Board of Directors. The current members of the compensation committee are: Mr. Howe, Mr. Glenn, and Mr. Sturm. The compensation committee met once in 2004.

          Does the Board have a standing nominating committee?

          The Board of Directors does not have a standing nominating committee or a nominating committee charter. Because a majority of the Company’s voting stock is controlled by Lightyear, the Company qualifies as a “Controlled Company” under NASD Rule 4350(c)(5). Nomination procedures also are set forth in the Securityholders Agreement. Accordingly, the Board of Directors has determined that it is not appropriate for the Company to have a committee that selects nominees for the Board of Directors. The remaining three directors that are not nominated by Lightyear in accordance with the Securityholders Agreement were selected by a majority of the Company’s Board prior to Lightyear’s acquisition of control of the Company in January of 2004. Replacements of Board members that are not nominated by Lightyear will be nominated by the other non-Light-affiliated directors.

          The Company’s Board of Directors does not have a policy in place with regard to the consideration of any director candidates recommended by shareholders. For the same reasons that the Board has determined that it is not appropriate to have a nominating committee, as described above, the Board of Directors does not believe that it is appropriate to enact a formal policy regarding the consideration of candidates recommended by the Company’s shareholders.

          How often did the Board of Directors meet during 2004?

          During fiscal 2004, the Board of Directors held six meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which the individual director served.

          How are directors compensated?

          In consideration for their service on the Board of Directors, non-employee directors receive an annual fee of $25,000 or, at the election of the director, 15,000 restricted shares of the Company’s common stock. The $25,000 fee is payable in equal quarterly installments. The restricted share grants, if elected, are granted as of the Board of Directors meeting corresponding with the annual shareholder meeting and vest 25% on the date of grant and 25% on each of the three subsequent anniversaries so long as the director served as a director for not less than six of the twelve months prior to such anniversary. These restrictions lapse upon a change of control of the Company.

          Each non-employee director receives an annual fee of $5,000 for each committee of the Board upon which that director serves, payable in full at the Board meeting corresponding with the annual shareholder meeting. The chairman of the audit committee receives an additional $5,000 fee for serving as chairman, payable in full at the Board meeting corresponding with the annual shareholder meeting. Non-employee directors receive $1,000 for each Board or committee meeting attended, whether in person or via telephone. Directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings.

EXECUTIVE OFFICERS

          Who are the Company’s executive officers?

          The following table sets forth certain information concerning the executive officers of the Company as of March 15, 2005.

Name	Age	Positions
Henry M. Baroco	61	Chief Executive Officer

J. Scott Craighead	33	Chief Financial Officer

Arthur J. Kimicata	50	Chief Sales Officer

Brian P. O’Neill	35	Executive Vice President of Strategic Relations

          Henry M. Baroco currently serves as Chief Executive Officer of Private Business, a position he assumed on January 31, 2003. Mr. Baroco was Chief Operating Officer of Private Business beginning in 2001 after its merger with Towne Services. Mr. Baroco served as president, chief operating officer and a director of Towne Services from September 1996 until October 1999, and he served as chief executive officer of Towne Services from October 1999 to February 2000. Prior to joining Towne, Mr. Baroco was senior vice president and general manager of the vendor finance division of CIT Industrial Finance, and had also served as senior vice president of Sales and Marketing for Norwest Equipment Finance. Mr. Baroco also has more than 19 years of experience with GE Capital, where he last served as national sales manager of its Vendor Finance business.

          J. Scott Craighead became the Chief Financial Officer of Private Business in January 2005. Mr. Craighead originally joined Private Business in July 2002 as its Director of Financial Management. Mr. Craighead served as a senior audit manager with Ernst & Young from May 2002 until July 2002. Mr. Craighead was employed by Arthur Andersen from December 1992 until May 2002, and was serving as an experienced audit manager upon his departure from Arthur Andersen.

          Arthur J. Kimicata joined Private Business in August 2004 as its Chief Sales Officer. Mr. Kimicata served as president of Optimus Financial Services, LLC, the captive financial services company of Optimus Solutions, LLC, from 2002 until joining Private Business. Mr. Kimicata also served from 1997 until 2001 as the senior vice president of the equipment finance division of The CIT Group, the public commercial finance firm.

          Brian P. O’Neill currently serves as Executive Vice President of Strategic Development of Private Business, a position he assumed on January 1 2005. Mr. O’Neill served Private Business as Chief Marketing Officer beginning in January 2004, and as Chief Operations Officer beginning in April 2003. He served as the Senior Vice President of Client Services of Private Business beginning in August 2001. Prior to joining Private Business, Mr. O’Neill was employed by Towne Services, Inc., and served as its senior vice president of operations from November 2000 until joining Private Business in August 2001. Mr. O’Neill began his career in sales and business development with Supervalu, Inc, and Harvest Trading Group, a Massachusetts based distributing and marketing company, where he served as the general manager.

EXECUTIVE COMPENSATION

          The following section describes the compensation that the Company pays its chief executive officer and the persons who, at December 31, 2004, were the other four most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”). This section includes:

•	a detailed table showing compensation of the Named Executive Officers for the last three years;

•	information about stock options and other benefits; and

•	a report of the Company’s compensation committee on executive compensation.

EXECUTIVE COMPENSATION

          How much compensation did the Company pay the Named Executive Officers during 2004?

          The following table provides information as to annual, long-term or other compensation earned during fiscal years ended December 31, 2004, 2003 and 2002 by the Named Executive Officers.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)		Securities Underlying Options (#)
Henry M. Baroco	2004	$257,500	—	$566,433	(2)	100,000
Chief Executive Officer	2003	240,000	—	470,678	(2)	182,000
	2002	240,000	—	135,726	(2)	20,000
Peter S. Scully (3)	2004	234,194	—	6,259		—
Former President and CEO of RMSA	2003	225,000	—	5,391		21,600
	2002	198,000	—	8,727		50,000
Brian P. O’Neill(4)	2004	150,000	—	—		—
Chief Marketing Officer	2003	150,000	—	3,705		40,400
	2002	125,000	5,000	47,933	(4)	5,000
Arthur J. Kimicata (5)	2004	56,923	12,500	—		—
Chief Sales Officer	2003	—	—	—		—
	2002	—	—	—		—
Gerard M. Hayden, Jr. (6)	2004	210,000	—	—		—
Former Chief Financial Officer	2003	200,000	—	—		60,000
	2002	175,000	—	—		—

(1)
In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by these executive officers which are available generally to all salaried employees of Private Business and perquisites and other personal benefits received by these executive officers, which do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(2)
This amount represents taxable fringe benefits for a loan that was forgiven by Towne prior to the Towne merger in consideration for Mr. Baroco’s entering into a new employment agreement that reduced the term of the agreement from three years to two years and reduced the period for which insurance benefits would be provided from until death to until age 65. In 2003, the amount also includes payments made to pre-pay the non-compete payment clause within Mr. Baroco’s employment agreement. In 2004, this amount includes $52,978 in relocation expenses and $398,750 in payments made to pre-pay the non-compete payment clause within Mr. Baroco’s employment agreement.

(3)	On November 23, 2004, Mr. Scully resigned from his position as President and CEO of RMSA.

(4)	These amounts include relocation expenses paid by Private Business.

(5)	Mr. Kimicata joined the Company as its Chief Sales Officer on August 4, 2004.

(6)	On January 12, 2005, Mr. Hayden resigned from his position as Chief Financial Officer and J. Scott Craighead was appointed as the Company’s new Chief Financial Officer.

          How many options did the Company issue to the Named Executive Officers in 2004 and under what terms?

          The tables below provides certain information with respect to grants of stock options to the Named Executive Officers pursuant to the Company’s Stock Option Plan during the year ended December 31, 2004.

	Number of Securities Underlying Options Granted (1)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Share)	Market Price on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Options Term (2)
Name						5%	10%
Henry M. Baroco	100,000	76.9%	$1.83	$1.83	8/04/14	$115,088	$291,655
Peter S. Scully	0
Brian P. O’Neill	0
Arthur J. Kimicata	0
Gerard M. Hayden, Jr.	0

(1) The percent of total options granted was calculated based on a total of 130,000 options granted during fiscal year 2004.

(2) The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the term of these options using 5% and 10% appreciation rates, as required by the SEC, compounded annually. These values do not, and are not intended to, forecast possible future appreciation, if any, of the Company’s stock price. Additionally, these values do not take into consideration the provisions of the options providing for vesting over a period of years or termination of options following termination of employment.

          How many options did the Named Executive Officers Exercise in 2004 and what was the value of those options?

          The table below provides information as to exercise of options by the Named Executive Officers during the fiscal year 2004 under the option plans and the year-end value of unexercised options.

	Number of Securities Underlying Options Exercised (#)	Value Realized	Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-end ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Henry M. Baroco	0	N/A	559,858	142,678	475,802	114,720
Peter S. Scully (2)	0	N/A	92,227	0	57,353	0
Gerard M. Hayden, Jr. (2)	0	N/A	149,479	10,521	173,724	17,276
Arthur J. Kimicata	0	N/A	0	0	0	0
Brian P. O’Neill	0	N/A	60,968	5,786	71,731	10,563

(1)
This amount represents the aggregate of the number of “in-the-money” options multiplied by the difference between $2.44, the fair market value of the common stock at December 31, 2004, and the exercise price for that option. Options are classified as “in-the-money” if the market value of the underlying common stock exceeds the exercise price of the option. Actual values which may be realized, if any, upon the exercise of options will be based on the per share market price of the common stock at the time of exercise and are thus dependent upon future performance of the common stock.

(2)	Mr. Scully and Mr. Hayden are no longer employed by the Company and do not own any options to purchase shares of the Company’s stock as of March 15, 2005.

          What equity compensation plans does the Company have in place?

          The following table provides information about the Company’s equity compensation plans in effect at December 31, 2004, aggregated for two categories of plans: those approved by shareholders and those not approved by shareholders.

          The Company currently has stock options outstanding under six separate stock option plans known as the Private Business, Inc. 2004 Equity Incentive Plan (the “2004 Plan”), the Private Business, Inc. 1999 Amended and Restated Stock Option Plan (the “1999 Plan”), the Towne Services, Inc. 1996 Stock Option Plan, the Towne Services, Inc. 1998 Stock Option Plan, the Towne Services, Inc. Director Stock Option Plan and the Towne Services, Inc. Non-Qualified Stock Option Plan. The Company also has options outstanding under individual stock option grants that are not governed by the terms of a stock option plan but that were made pursuant to a single form of option grant (such grants are referred to as the “1994 Plan”). All of the Towne Services, Inc. stock option plans have been terminated and no future stock options will be granted under su plans. There are 503,088 stock options issued and outstanding under the Towne Plans, 100,000 stock options issued and outstanding under the 2004 Plan, 1,284,121 stock options issued and outstanding under the 1999 Plan, and 354,871 options issued and outstanding under the 1994 Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercised Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	2,242,080	$3.44	848,424
Equity compensation plans not approved by shareholders	0	—	0
Total	2,242,080	$3.44	848,424

          Is the Company a party to any key employment agreements?

          Yes. Effective July 1, 2004, Private Business entered into an Employment Agreement with Mr. Baroco, its chief executive officer. Mr. Baroco’s agreement provides for an annual base salary of not less than $275,000 and an annual incentive award calculated as a percentage of Mr. Baroco’s base salary based upon the Company’s annual pretax net income. The employment agreement has an initial term from July 1, 2004 until June 30, 2006, subject to automatic annual renewals absent prior notice from either party.

          Mr. Baroco’s employment agreement further provides for the grant to Mr. Baroco of options to acquire 100,000 shares of Private Business’s common stock at an exercise price equal to the closing trading price on the date of grant, August 4, 2004. All of the options vest on the seventh anniversary of the grant date if Mr. Baroco remains employed by the Company or its successor at such time; provided, however, that on each of the first five anniversaries of the option, 20,000 of the options vest if (but only if) the Company achieves pre-determined profitability levels, as established by the Company’s Board of Directors, sufficient to result in Mr. Baroco receiving a bonus for the applicable year equal to at least 100% of his annual base salary.

          The employment agreement provides for various payments to Mr. Baroco upon cessation of employment, depending on the circumstances. If Mr. Baroco is terminated for “Cause” at any time, he will receive his pro rata base salary and perquisites to the date of termination. If Mr. Baroco dies or becomes disabled during his term of employment, he will receive his pro rata base salary, perquisites and incentive bonus to the date of termination or resignation. If Mr. Baroco is terminated without “Cause” at any time, or if there is a change in control of the company (as defined in the employment agreement), Mr. Baroco will receive 150% of his base salary plus the average of his annual incentive awards paid for the two prior years.

          Does the Company have a code of ethics for executive officers?

          The Company has a code of ethics for our executive officers, a copy of which can be provided to any person without charge, upon written request. Any such request should be addressed to: Private Business, Inc., 9020 Overlook Blvd., Suite 300, Brentwood, TN, 37027, Attention: Investor Relations.

          REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

          The compensation committee of the Board of Directors of the Company has furnished the following report on executive compensation for fiscal year 2004. The compensation committee report is intended to describe in general terms the process the compensation committee undertakes and the matters it considers in determining the appropriate compensation for the Company’s chief executive officer.

          What is the compensation policy of the compensation committee?

          The compensation committee of Private Business’s Board of Directors intends to make Private Business’s executive compensation package competitive with the marketplace, with an emphasis on compensation in the form of equity ownership, the value of which is contingent on the long-term market performance of Private Business’s common stock. The compensation committee also seeks to control Private Business’s fixed costs and to enhance Private Business’s annual performance by providing executive officers with opportunities to earn annual cash bonuses for achieving Company and individual performance goals. In establishing Private Business’s compensation policies, the compensation committee also considers information regarding levels and practices at other companies in related industries that are comparable to Private Business.

          Although the compensation committee does not establish specific targets for compensation of Private Business’s executive officers relative to executive officers at comparable companies, the compensation committee believes that the compensation for Private Business’s executive officers generally falls in the median range of executive compensation for such comparable companies.

          How are the Company’s executive officers compensated?

          The annual compensation package of executive officers of Private Business generally provides for base salaries, as well as for the opportunity to receive annual bonuses that are related, among other factors, to Company performance and individual performance. Private Business also provides long-term equity based compensation generally through participation in the 2004 Plan and the 1999 Plan. This assures that key management employees have a meaningful stake in Private Business, the ultimate value of which is dependent on Private Business’s long-term stock price appreciation, and that the interests of executive officers are aligned with those of Private Business’s shareholders.

          Base Salary. Executive officers’ base salaries reflect their positions and experience. Annual base salary increases for executive officers are established as a result of an analysis of each executive’s individual performance during the prior year, the overall performance of Private Business during the prior year and his or her level of responsibility, prior experience and breadth of knowledge. Private Business believes that current executive officer salaries are competitive with comparable companies.

          Annual Bonus. To control fixed salary costs and reward annual performance, Private Business pays annual bonuses to executive officers for achieving Company and individual performance goals. In setting annual bonus awards, the compensation committee considers, among other factors, Private Business’s revenue growth and profitability, the development and expansion of its business, improvement of management structures, and general management objectives. Actual awards are recommended by the chief executive officer and approved by the compensation committee based on its assessment of each executive’s individual performance and responsibility for Private Business’s financial and business condition.

          Stock Options. The 2004 Plan permits grants of incentive stock options, non-qualified stock options, and restricted stock grants. The 1999 Plan permits grants of incentive stock options and non-qualified stock options. The incentive stock options are granted with an exercise price at the fair market value on the grant date, vest over a four-year period, and expire after 10 years. Non-qualified stock options are granted with an exercise price established by the Board of Directors, vest from immediately after the date of grant up to four years after the date of grant and expire after 10 years. Restricted stock grants are granted with such restriction periods as the compensation committee may designate. The compensation committee also has the authority to condition vesting of incentive stock options, non-qualified stock options and restricted stock grants on achievement of performance goals. Stock options have value only if the stock price appreciates from the date such options are granted. This component of executive compensation focuses executives on long-term creation of shareholder value and encourages equity ownership in Private Business. In determining the actual size of stock option awards under the Stock Option Plans, the compensation committee considers the value of the stock on the date of grant, competitive practices, the executive’s stock holdings, the amount of options previously granted to the executive, individual performance, and Private Business’s performance.

          During 2004, what was the compensation paid to the Company’s chief executive officer?

          During 2004 the Company entered into an employment agreement with Mr. Baroco, which is described under the heading “Employment Agreements.” The compensation committee and the Board of Directors approved a total compensation package that was designed to be competitive with compensation provided to chief executive officers at companies of size comparable to Private Business as well as provide a compensation level and structure necessary to obtain an executive with Mr. Baroco’s experience and credentials. Mr. Baroco’s employment agreement provides for an annual current salary of $275,000 and an annual incentive award calculated as a percentage of Mr. Baroco’s base salary based upon predefined targets for the Company’s annual pretax net income as determined by the Board of Directors. In fiscal year 2004, no annual incentive award was paid to Mr. Baroco or any of the Company’s executive officers.

          Does the Company anticipate special tax consequences resulting from paying any of its executive officers in excess of $1,000,000?

          Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million. It is not anticipated that the Company will pay any of its executive officers compensation in excess of $1 million in the 2004 fiscal year and, accordingly, to date the Company has not adopted a policy in this regard.

          Who are the members of the compensation committee?

          The compensation committee consists of David Y. Howe, David W. Glenn and Glenn W. Sturm.

          What is the purpose of this compensation committee report?

          The above compensation committee report is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Securities Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act, without the express written consent of Private Business. This proxy statement and enclosed Proxy are being furnished to shareholders of Private Business, Inc., a Tennessee corporation (together with its subsidiaries “Private Business” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders (the “annual meeting”) of the Company to be held at 8:00 a.m. Central Daylight Time on Wednesday, May 4, 2005, at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentw, Tennessee and at any adjournments or postponements thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. The persons named as proxies were selected by the Board of Directors of the Company and are executive officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Company’s compensation committee is currently composed of David Y. Howe, David W. Glenn and Glenn W. Sturm. No executive officer of the Company serves as a member of the compensation committee or as a director of any other entity whose executive officer(s) serves as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Has the Company entered into any arrangements with affiliated parties?

          Legal Fees. During the year ended December 31, 2004, the Company paid fees of approximately $15,000 for legal services to a law firm in which Mr. Sturm, one of our directors, is a partner; provided, however, that no fees have been paid to Mr. Sturm’s law firm since a date prior to the date of the Company’s 2004 annual meeting.

          Does the Company have a policy in place with respect to contracts between the Company and persons affiliated with the Company?

          Private Business has a policy that any transactions between Private Business and its officers, directors and affiliates will be on terms as favorable to Private Business as can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by a majority of our outside directors or will be consistent with policies approved by such outside directors.

AUDIT COMMITTEE REPORT

     The audit committee provides assistance to the Board in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of Private Business. Among other things, the audit committee reviews and discusses with management and with Private Business’s independent registered public accounting firm the results of the year-end audit of Private Business, including the audit report and audited financial statements. The Board of Directors, in its business judgment, has determined that all members of the audit committee are “independent” directors and are qualified to serve on the audit committee pursuant to Rules 4200(a)(15) and 4350(d) of the NASD’s listing standards. The Board adopted a written amended and restated charter of the audit committee in March 2005, attached hereto as Appendix A.

     As set forth in the audit committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with United States generally accepted accounting principles.

     In connection with its review of Private Business’s audited financial statements for the fiscal year ended December 31, 2004, the audit committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed with the Company’s independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as currently in effect. In addition, the audit committee received the written disclosures and the letter from Ernst & Young LLP (“Ernst & Young”) required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect and discussed with Ernst & Young their independence from Private Business. The audit committee has determined that the provision of non-audit services rendered by Ernst & Young to Private Business is compatible with maintaining the independence of Ernst & Young from Private Business, but the audit committee will periodically review the non-audit services rendered by Ernst & Young.

     Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with United States generally accepted auditing standards, that the financial statements are presented in accordance with United States generally accepted accounting principles or that the Company’s independent registered public accounting firm is in fact “independent.”

     Based on the review and discussions referred to above and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the charter, the audit committee recommended to Private Business’s Board of Directors that the audited financial statements be included in Private Business’s annual report on Form 10-K for its fiscal year ended December 31, 2004, for filing with the SEC.

     Who are the members of the audit committee?

     The members of the audit committee are David B. Ingram, Glenn W. Sturm and Robert A. McCabe, Jr.

COMPANY PERFORMANCE

     How has the Company’s stock performed in comparison to the Nasdaq Stock Market and the Russell 2000 Index?

     Rules promulgated by the SEC require that the Company include in this proxy statement a line graph which compares the yearly percentage change in cumulative total shareholder return on the Company’s common stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (US) (the “Broad Index”) and (b) the performance of a published industry index or peer group index, Russell 2000 (the “Industry Index”). The Company does not believe it has an industry peer group. The following graph compares the yearly percentage change in the return on the Company’s common stock since May 26, 1999, the date on which the Company’s common stock first began trading on the Nasdaq National Market, with the cumulative total return on the Broad Index and the Industry Index. The graph assumes the investment of $100 in the Company’s common stock on May 26, 1999, the investment of $100 in the Broad Index and the Industry Index on May 26, 1999, and that with respect to each hypothetical investment, all dividends were reinvested.

     The stock performance graph shown above is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company.

INDEPENDENT AUDITORS

     Who are the Company’s independent registered public accounting firm?

     Ernst & Young served as the Company’s independent registered public accounting firm for the 2003 fiscal year and the 2004 fiscal year. Representatives from Ernst & Young are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so. Ernst & Young representatives are expected to be available to respond to appropriate questions.

     During the fiscal years 2003 and 2004, and for the subsequent period through the date hereof, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the year ended December 31, 2004 and for the subsequent period through the date hereof.

FEES TO ERNST & YOUNG LLP

     What fees were paid to the Company’s independent registered public accounting firm during fiscal years 2004 and 2003?

     For the fiscal years ended December 31, 2004 and December 31, 2003, the total fees paid to our auditors, Ernst & Young, were as follows:

     Audit Fees. For professional services rendered by Ernst & Young for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in the Company’s Forms 10-Q for each of those fiscal years, the Company was billed aggregate fees of approximately $190,000 and $165,000, respectively.

     Audit Related Fees. For professional services rendered by Ernst & Young during the fiscal year ended December 31, 2004, for due diligence related to services performed in June 2004 associated with the Company’s due diligence related to a potential acquisition candidate, the Company was billed $16,000, and billed the Company $693 for a Sarbanes Oxley Section 404 Internal Controls and Procedures readiness meeting. For professional services rendered by Ernst & Young during the fiscal year ended December 31, 2003, for due diligence related to services associated with the Lightyear Fund, L.P. transaction, the Company was billed $10,125.

     Tax Fees. For professional services rendered by Ernst & Young for tax compliance, tax advice, or tax planning the fiscal year ended December 31, 2004, the Company was billed approximately $7,500, relating to tax advice and planning. For professional services rendered by Ernst & Young for tax compliance, tax advice, or tax planning the fiscal year ended December 31, 2003, the Company was billed approximately $186,000, relating to tax compliance services and sales and use tax consulting services.

     All Other Fees. For the fiscal year ended December 31, 2004, and December 31, 2003, Ernst & Young did not provide any other products or services to the Company.

PREAPPROVAL POLICIES AND PROCEDURES

     What are the Company’s pre-approval policies and procedures for audit and non-audit services?

     Beginning in fiscal year 2003, all audit and non-audit services provided by Ernst & Young were required to be pre-approved by the audit committee. In accordance with the charter of our audit committee and consistent with the policies of the SEC, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the audit committee. In assessing requests for services by the independent auditor, the audit committee considers whether such services are consistent with the auditor’s independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality. All of the audit and non-audit services provided by Ernst & Young in fiscal year 2004 and 2003 were authorized and approved by the audit committee in compliance with these pre-approval policies and procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. Based on a review of forms filed by its reporting persons during the last fiscal year, the Company believes that they complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 except Henry Baroco and Robert McCabe who each failed to report transactions in a timely fashion. Each of these reports has now been filed.

MISCELLANEOUS

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”) and all other applicable laws, regulations and listing requirements. All members of the Audit Committee shall be able to read and understand fundamental financial statements in the judgment of the Board. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission.

The members of the Audit Committee shall be appointed and may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•
Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

•
Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•
Review and discuss with management and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K (if applicable).

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly (if applicable).

Oversight of the Company’s Relationship with the Independent Auditor

•
Evaluate the qualifications, performance and independence of the independent auditor, taking into account the opinions of management and applicable rules and regulations. Review and evaluate the lead partner of the independent auditor team. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Obtain and review a report from the independent auditor at least annually regarding the independent auditor’s internal quality-control procedures.

•
Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and

•	for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team (if applicable).

Compliance Oversight Responsibilities

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with the Company’s Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

PROXY	PRIVATE BUSINESS, INC.	PROXY

Annual Meeting of Shareholders, May 4, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry Baroco as proxy, with power of substitution, to vote all shares of the undersigned at the annual meeting of the shareholders of Private Business, Inc., to be held on May 4, 2005, at 8:00 a.m. Central Daylight Time, at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee 37027 and at any adjournments or postponements thereof, in accordance with the following instructions:

(1)     ELECTION OF CLASS 3 DIRECTORS

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY
(except as marked to the contrary below)	to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote “FOR” all nominees and strike a line through the nominee’s name in the list below.)

Thierry F. Ho           David B. Ingram

(2)     In their discretion, on such other matters as may properly come before the meeting.

☐ FOR DISCRETION	☐ AGAINST DISCRETION	☐ ABSTAIN

(Continued on reverse side)

(Continued from other side)

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF CLASS 3 DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

Dated: ______________________ , 2005

Dated: ______________________ , 2005
Signatures of shareholder(s) should correspond exactly with the name printed hereon. Joint owners should each sign personally. Executors, administrators, trustees, etc., should give full title and authority.

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard
Brentwood, Tennessee 37027

9020 OVERLOOK BLVD.
SUITE 300
BRENTWOOD, TN 37027

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Private Business, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PVTBS1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRIVATE BUSINESS, INC.

Vote on Directors

1.	ELECTION OF CLASS 3 DIRECTORS		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.
01) 02)	Thierry F. Ho David B. Ingram		☐	☐	☐

Vote On Proposal						For	Against	Abstain

2.	In their discretion, on such other matters as may properly come before the meeting.					☐	☐	☐

PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

Signatures of shareholder(s) should correspond exactly with the name printed hereon. Joint owners should each sign personally. Executors, administrators, trustees, etc., should give full title and authority as such.

For comments please check this box and write them on the other side of this card			☐

Please indicate if you plan to attend this meeting	☐	☐

(Continued on reverse side)	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRIVATE BUSINESS, INC.	PROXY

Annual Meeting of Shareholders, May 4, 2005
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Henry Baroco as proxy, with power of substitution, to vote all shares of the undersigned at the annual meeting of the shareholders of Private Business, Inc., to be held on May 4, 2005, at 8:00 a.m. Central Daylight Time, at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee 37027 and at any adjournments or postponements thereof, in accordance with the instructions on the reverse side of this card.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF CLASS 3 DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Comments:

(If you noted any comments above, please mark corresponding box on reverse side.)

(Continued from other side)